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                                                                    EXHIBIT 24.2

                            CERTIFICATE OF RESOLUTION


         I, Bobby W. Page, Secretary of Costilla Energy, Inc., a Delaware Corporation, do hereby certify that the Board of Directors of Costilla Energy, Inc., duly adopted the following resolutions as of January 5, 1999.

         BE IT RESOLVED that the directors and officers of the Company are hereby authorized and directed to execute and deliver a Power of Attorney to Michael J. Grella and Bobby W. Page in the following form:

         "KNOW ALL MEN BY THESE PRESENTS, the undersigned, being certain of the Officers and all of the Directors of Costilla Energy, Inc., a Delaware Corporation, do hereby constitute and appoint Michael J. Grella and Bobby W. Page, or either of them, with full power of substitution, our true and lawful attorneys and agents, to do any and all acts and things in our names in the capacities indicated which Michael J. Grella and Bobby W. Page, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, any state securities laws and any rules, regulations and requirements of the Securities and Exchange Commission or state securities commission in connection with a Registration Statement or Registration Statements on Form S-3 or other appropriate form seeking to register 3,000,000 shares of Common Stock, $0.10 par value, of Costilla Energy, Inc., for sale by Pioneer Natural Resources USA, Inc., the owner of said shares, including specifically, but not limited to, the power and authority to sign such Registration Statement, any and all amendments (including post-effective amendments) to such Registration Statement and any other forms or documents related to such Registration Statement which are required under federal or state securities laws for us, or any of us, in our names in the capacities indicated; and we do hereby ratify and confirm all that Michael J. Grella and Bobby W. Page, or either of them, shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in any number of counterparts, and each such counterpart shall be considered an original hereof."

         BE IT FURTHER RESOLVED that the officers of the Company are hereby authorized and directed to take all such further action as they may deem advisable in order to carry out the intent and purposes of the foregoing resolution.

         IN WITNESS WHEREOF, I have hereunto set my hand on behalf of this corporation this 8th day of January, 1999.


                                                 /s/ Bobby W. Page
                                    -------------------------------------------
                                    Bobby W. Page,  Secretary